Summary of Significant Accounting Policies (Details) - Schedule of cash flow of the VIE's - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of cash flow of the VIE's [Abstract]
Net cash provided by (used in) operating activities	$ 6,339,153	$ (856,332)	$ 156,921
Net cash used in investing activities	(116,746)	(46,135)	(40,146)
Net cash provided by (used in) financing activities	11,344,806	636,702	(7,318)
Net increase (decrease) in cash	$ 18,232,544	$ (216,258)	$ 98,334